1 Investor Presentation May 2023

2 Disclaimer "Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995 This presentation contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the current views of FinWise Bancorp (“FinWise,” “we,” “us,” or the “Company”) with respect to, among other things, future events and its financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “might,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “projection,” “forecast,” “budget,” “goal,” “target,” “would,” “aim” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about the Company’s industry and management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company’s control. The inclusion of these forward-looking statements should not be regarded as a representation by the Company or any other person that such expectations, estimates and projections will be achieved. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause the Company’s actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: (a) the success of the financial technology industry, the development and acceptance of which is subject to a high degree of uncertainty, as well as the continued evolution of the regulation of this industry; (b) the ability of the Company’s Strategic Program service providers to comply with regulatory regimes, including laws and regulations applicable to consumer credit transactions, and the Company’s ability to adequately oversee and monitor its Strategic Program service providers; (c) the Company’s ability to maintain and grow its relationships with its Strategic Program service providers; (d) changes in the laws, rules, regulations, interpretations or policies relating to financial institutions, accounting, tax, trade, monetary and fiscal matters, including the application of interest rate caps or maximums; (e) the Company’s ability to keep pace with rapid technological changes in the industry or implement new technology effectively; (f) adverse developments in the banking industry associated with high-profile bank failures and the potential impact of such developments on customer confidence, liquidity and regulatory responses; (g) system failure or cybersecurity breaches of the Company’s network security; (h) the Company’s reliance on third-party service providers for core systems support, informational website hosting, internet services, online account opening and other processing services; (i) general economic conditions, either nationally or in the Company’s market areas (including interest rate environment, government economic and monetary policies, the strength of global financial markets and inflation and deflation), that impact the financial services industry and/or the Company’s business; (j) increased competition in the financial services industry, particularly from regional and national institutions and other companies that offer banking services; (k) the Company’s ability to measure and manage its credit risk effectively and the potential deterioration of the business and economic conditions in the Company’s primary market areas; (l) the adequacy of the Company’s risk management framework; (m) the adequacy of the Company’s allowance for loan losses (“ALL”); (n) the financial soundness of other financial institutions; (o) new lines of business or new products and services; (p) changes in Small Business Administration (“SBA”) rules, regulations and loan products, including specifically the Section 7(a) program, changes in SBA standard operating procedures or changes to the status of the Bank as an SBA Preferred Lender; (q) changes in the value of collateral securing the Company’s loans; (r) possible increases in the Company’s levels of nonperforming assets; (s) potential losses from loan defaults and nonperformance on loans; (t) the Company’s ability to protect its intellectual property and the risks it faces with respect to claims and litigation initiated against the Company; (u) the inability of small- and medium-sized businesses to whom the Company lends to weather adverse business conditions and repay loans; (v) the Company’s ability to implement aspects of its growth strategy and to sustain its historic rate of growth; (w) the Company’s ability to continue to originate, sell and retain loans, including through its Strategic Programs; (x) the concentration of the Company’s lending and depositor relationships through Strategic Programs in the financial technology industry generally; (y) the Company’s ability to attract additional merchants and retain and grow its existing merchant relationships; (z) interest rate risk associated with the Company’s business, including sensitivity of its interest earning assets and interest bearing liabilities to interest rates, and the impact to its earnings from changes in interest rates; (aa) the effectiveness of the Company’s internal control over financial reporting and its ability to remediate any future material weakness in its internal control over financial reporting; (bb) potential exposure to fraud, negligence, computer theft and cyber-crime and other disruptions in the Company’s computer systems relating to its development and use of new technology platforms; (cc) the Company’s dependence on its management team and changes in management composition; (dd) the sufficiency of the Company’s capital, including sources of capital and the extent to which it may be required to raise additional capital to meet its goals; (ee) compliance with laws and regulations, supervisory actions, the Dodd-Frank Act, capital requirements, the Bank Secrecy Act, anti-money laundering laws, predatory lending laws, and other statutes and regulations; (ff) the Company’s ability to maintain a strong core deposit base or other low-cost funding sources; (gg) results of examinations of the Company by its regulators, including the possibility that its regulators may, among other things, require the Company to increase its ALL or to write-down assets; (hh) the Company’s involvement from time to time in legal proceedings, examinations and remedial actions by regulators; (ii) further government intervention in the U.S. financial system; (jj) natural disasters and adverse weather, acts of terrorism, pandemics, an outbreak of hostilities or other international or domestic calamities, and other matters beyond the Company’s control; (kk) future equity and debt issuances; and (ll) other factors listed from time to time in the Company’s filings with the Securities and Exchange Commission, including, without limitation, its Annual Report on Form 10-K for the year ended December 31, 2022 and subsequent reports on Form 10-Q and Form 8-K. The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether because of the new information, future developments or otherwise.

3 Disclaimer Market and industry data This presentation includes estimates regarding market and industry data. Unless otherwise indicated, information concerning our industry and the markets in which we operate, including our general expectations, market position, market opportunity, and market size, are based on our management’s knowledge and experience in the markets in which we operate, together with currently available information obtained from various sources, including publicly available information, industry reports and publications, surveys, our clients, trade and business organizations and other contacts in the markets in which we operate. Certain information is based on management estimates, which have been derived from third-party sources, as well as data from our internal research. In presenting this information, we have made certain assumptions that we believe to be reasonable based on such data and other similar sources and on our knowledge of, and our experience to date in, the markets in which we operate. While we believe the estimated market and industry data included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Non-GAAP financial measures Some of the financial measures included in this presentation are not measures of financial performance recognized by generally accepted accounting principles in the United States (“GAAP”). These non-GAAP financial measures are “tangible shareholders’ equity,” “tangible book value per share,” and “efficiency ratio.” Our management uses these non-GAAP financial measures in its analysis of our performance. We believe these non-GAAP financial measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP; however, we acknowledge that our non-GAAP financial measures have a number of limitations. As such, you should not view these measures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other companies use. A reconciliation of such non-GAAP financial measures to the most closely related GAAP financial measures is included in the Appendix to this presentation. Trademarks “FinWise” and its logos and other trademarks referred to and included in this presentation belong to us. Solely for convenience, we refer to our trademarks in this presentation without the ® or the ™ or symbols, but such references are not intended to indicate that we will not fully assert under applicable law our trademark rights. Other service marks, trademarks and trade names referred to in this presentation, if any, are the property of their respective owners, although for presentational convenience we may not use the ® or the ™ symbols to identify such trademarks.

Leadership Team

Over 120 Years of Combined Banking Experience



Kent Landvatter

CEO/President[1]

Mr. Landvatter joined FinWise and its wholly-owned Utah state-chartered banking subsidiary, FinWise Bank (the "Bank"), in September 2010 as the President and Chief Executive Officer. Mr. Landvatter has over 40 years of financial services and banking experience, including experience with distressed banks and serving as the president of two de novo banks, Comenity Capital Bank and Goldman Sachs Bank, USA.



Javvis Jacobson

CFO/EVP

Mr. Jacobson joined the Bank in March 2015 as the Executive Vice President and Chief Financial Officer. Mr. Jacobson has over 20 years of financial services experience, including at Deloitte, where he served for several years managing audits of financial institutions. Mr. Jacobson also served for several years as the Chief Financial Officer of Beehive Credit Union.



Jim Noone

President/CSO/CCO[2]

Mr. Noone joined the Bank in February 2018 and was named Executive Vice President and Chief Credit Officer in June 2018. He became Chief Strategy Officer of the Bank in October 2022 and President of the Bank in March 2023. Mr. Noone has 20 years of financial services experience including commercial and investment banking as well as private equity. Prior to joining the Bank, Mr. Noone served as Executive Vice President of Prudent Lenders, an SBA service provider from 2012 to 2018.



Dawn Cannon

COO/EVP

Ms. Cannon joined the Bank in March 2020 as the Senior Operating Officer and was named Executive Vice President and Chief Operating Officer in July 2020. Ms. Cannon has over 20 years of banking experience, including serving as the Executive Vice President of Operations of EnerBank, an industrial bank that focused on lending programs similar to our POS lending program, where she was instrumental in building it from 23 to 285 full time employees and from $10 million to $1.4 billion in total assets.



Michael O'Brien

CCO/CRO/EVP

Mr. O'Brien joined the Bank in September 2021 as Executive Vice President, Chief Compliance and Risk Officer and Corporate Counsel. Mr. O'Brien has over 25 years of legal, compliance and risk management experience in financial services. Mr. O'Brien also previously served as Chief Compliance Officer of EnerBank USA, a Utah industrial bank. He is currently licensed to practice law in Utah and Washington, D.C.

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[1] Mr. Landvatter is CEO and President of FinWise Bancorp and CEO of FinWise Bank.
[2] Mr. Noone is President, CSO, and CCO of FinWise Bank.

5 Key Investment Highlights Highly-profitable fintech lending model with compelling growth opportunities Deep experience and continued compliance and IT investment beginning in 2016 Unique bank that closely integrates with fintech lending platforms Diverse revenue streams Disciplined underwriting and portfolio management processes Historically stable deposits Seasoned management team with a proven track record

6 Resilient Business Model Through Prior Cycles As of or for the three months ended March 31, 2023 Financial Highlights1 Total Assets: Net Income: ROAE: ROAA: $442.3M $3.9M 11.1% 3.8% 1) Total assets as of December 31, 2020, December 31, 2021, December 31, 2022, and March 31, 2023, include approximately $107.1 million, $1.1 million, $0.6 million, and $0.6 million in PPP loans, respectively 2) Note: Annual period financial data represents the annual period ending December 31. Year-to-date financial data represents the three-month period ended March 31, 2023, annualized.

7 Diverse Business Lines and Revenue Streams Note: Financial data is as of or for the quarter ending March 31, 2023. “Other”, “Change in Fair Value on investment in BFG”, and “SBA PPP” revenue not included in Revenue Contribution Breakdown. Line of Business 1Q ‘23 Gross Revenue Contribution Balance Sheet Strategy Strategic Programs 61.2% • Strategic Program must have a reserve deposit account • Mostly originate to sell • Selective increase in HFI is part of long-term strategy SBA 7(a) Lending 24.2% • Began holding guaranteed piece. As the markets change we have the flexibility to hold or sell the guaranteed portion • Expand SBA relationships to grow deposits and POS financing Residential and Commercial Real Estate Lending 6.5% • Originate for investment Leasing Program 1.7% • Originate for investment

8 Total Loan Portfolio Breakdown as of March 31, 2023 Loans guaranteed by the SBA include $0.6 million in PPP loans as of March 31, 2023 Guaranteed by the SBA and Strategic Program HFS 34.2% $297.7M

9 Top-Tier Profitability Note: According to the FDIC website, the data for all US Banks represents 5,177, 5,001, 4,839, and 4,706 banks for 2019, 2020, 2021, and 2022, respectively. Annual period financial data represents the annual period ending December 31. Year-to-date financial data is as of or for the three-month period ending March 31, 2023, annualized. Return on Average EquityReturn on Average Assets

10 Profitability Metrics Compare Favorably to All US Banks Note: Please see Appendix for non-GAAP to GAAP reconciliations. According to the FDIC website, the data for all US Banks represents 5,177, 5,001, 4,839, and 4,706 banks for 2019, 2020, 2021, and 2022, respectively. Annual period financial data represents the annual period ending December 31. Year-to-date financial data is as of or for the three-month period ending March 31, 2023, annualized. Efficiency Ratio (Non-GAAP)Net Interest Margin Noninterest Income to Average Assets

11 Significantly Well-Capitalized Note: Q1 ‘22 financial data is as of March 31, 2022; Q4 ‘22 financial data is as of December 31, 2022; Q1 ‘23 financial data is as of March 31, 2023; FinWise Bank elected to opt into the Community Bank Leverage Ratio framework starting in 2020. FinWise Bancorp and FinWise Bank have consistently maintained regulatory capital ratios significantly above the federal “well-capitalized” regulatory standards

12 Historical Track Record of Strong Asset Quality Note: Q1 ‘22 financial data is as of or for the three-month period ending March 31, 2022; Q4 ‘22 financial data is as of or for the three-month period ending December 31, 2022; Q1 ‘23 financial data is as of or for the three- month period ending March 31, 2023 • Credit risk managed through combination of policy, data and pricing • Disciplined underwriting has delivered historical track record of strong asset quality • SP HFI portfolio NCOs were below management loss assumptions but approaching highest loss rates experienced historically • Allowance for Credit Losses / Total Loans was 4.0% as of March 31, 2023 • Total Loans of $297.7M includes $76.5M of loans guaranteed by the SBA (25.7%) and $25.4M of Strategic Program HFS loans (8.5%) • $7.2M, or 60.0% of Total Allowance allocated to Strategic Program loans as of March 31, 2023 Allowance for Loan Losses / Total Loans Net Chargeoffs by Line of Business Key Highlights

13 Retained Loan Portfolio Overview Note: 1Q ‘23 financial data is as of or for the three-month period ending March 31, 2023. Loans Guaranteed by the SBA include $0.6 million of PPP loans as of March 31, 2023. $297.7M 1Q ‘23 Loan Originations Loan Portfolio as of March 31, 2023

Strategic Programs – Unique and Differentiated Business Model sets FinWise Apart

Business Line Differentiators

- Loan volume generated by origination service providers
- Strategic Program service providers serve as sub-servicers and perform typical primary servicing duties
- Each Strategic Program establishes a "reserve" deposit account with FinWise
- Extensive onboarding process and ongoing due diligence to confirm service providers' adherence to compliance standards

1Q '23 Strategic Program Loans on Balance Sheet



Retained (HFI)
Held-For-Sale (HFS)
54.3%
$46.8M
45.7%

Revenue Model / Opportunities

Interest Income HFS
Interest Income HFI
Minimum program fees
Other Fees

Strategic Program Gain on Sale of Loans, net and Program Fees.



Gain on Sale of Loans, net and Strategic Program Fees ($000s)
% of Noninterest Income
$6,623
$6,834
85.3%
$3,862
69.9%
56.7%
Q1 '22
Q4 '22
Q1 '23

Note: Q1 '22 financial data is as of or for the three-month period ending March 31, 2022; Q4 '22 financial data is as of or for the three-month period ending December 31, 2022; Q1 '23 financial data is as of or for the three-month period ending March 31, 2023

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15 Strategy Leverages Unique Position as Originating Bank Informs StrategyDiverse Strategic Service Providers Scalable Lending Partner Strategy Supports Risk Diversification and Profitability Prime Consumer Programs Subprime Consumer Programs Commercial Programs Deposit Programs DEVELOP through other Channels Originate and RETAIN Originate and SELL Assets Proprietary FinViewTM Data Platform

16 Case Study – Cumulative Charge-Off Curve by Programs 2x x Time on Books (months) by Vintage Data Informs Our Retention Decisions

SBA 7(a) Lending Overview

Business Line Differentiators

- Experienced management team
- Ability to analyze loan performance data
- Loan processing structure and ability to leverage relationship with Business Funding Group, LLC
- Strict underwriting, servicing and proactive collection policies

SBA Gain on Sale of Loans, net and Servicing Fees



Gain on Sale of Loans, net and Servicing Fees ($000s)
% of Noninterest Income
$5,439
46.6%
$2,363
24.2%
$591
13.1%
Q1 '22
Q4 '22
Q1 '23

Revenue Model / Opportunities

Flexibility to hold or sell the guaranteed portion as markets change

Retain all servicing rights when the guaranteed portion is sold

Potential to cross-sell SBA customers

Active participant in the PPP in 2020

(99% forgiven as of 1Q '23)

Note: Q1 '22 financial data is as of or for the three-month period ending March 31, 2022; Q4 '22 financial data is as of or for the three-month period ending December 31, 2022; Q1 '23 financial data is as of or for the three-month period ending March 31, 2023

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18 Residential and Commercial Real Estate Lending Overview Branch-based Consumer and Commercial Community Bank Offers Strategic Benefits to Broader FinWise Business Lines Branch MapBusiness Line Differentiators Focus on building a core deposit base All loans held on balance sheet High-touch, relationship banking approach Products Overview Strategic Benefits •Consumer and commercial lending and deposit taking •Construction lending with focus on single-family residential •Significant source of deposits •Historically stable and strong profitability

19 Consistent Tangible Book Value per share Growth Note: “Tangible book value per share” is defined as book value per share less goodwill and other intangible assets, divided by the outstanding number of common shares at the end of each period. The most directly comparable GAAP financial measure is book value per share. We had no goodwill or other intangible assets as of any of the dates indicated. We have not considered loan servicing rights or loan trailing fee asset as an intangible asset for purposes of this calculation. As a result, tangible book value per share is the same as book value per share as of each of the dates indicated. Please see Appendix for non-GAAP to GAAP reconciliations. Q1 ‘22 financial data is as of or for the three-month period ending March 31, 2022; Q4 ‘22 financial data is as of or for the three-month period ending December 31, 2022; Q1 ‘23 financial data is as of or for the three-month period ending March 31, 2023 Net Income ($M) Earnings driven by favorable net interest margin, non-interest income, and efficiency ratio Tangible Book Value Per Share (Non-GAAP) History of significant, consistent tangible book value per share growth

20 Significant Balance Sheet Growth Note: Q1 ‘22 financial data is as of or for the three-month period ending March 31, 2022; Q4 ‘22 financial data is as of or for the three-month period ending December 31, 2022; Q1 ‘23 financial data is as of or for the three- month period ending March 31, 2023 Total Loan Originations ($M) Total Assets ($M) Total Loans Outstanding ($M) Total Deposits ($M)

21 Deposit Base • Branch Deposits • Significant source of deposits • Strategic Program Deposits • Reserve Accounts – historically highly correlated to origination volume • Operating Accounts • Health Savings Account Deposits • Core HSA deposits working with Lively, Inc., a modern Health Savings Account provider • SBA 7(a) Deposit Program and Other • Offering a new deposit product targeting SBA 7(a) customers • Exploring additional opportunities Core Deposit Strategy Commentary

22 Appendix

23 Non-GAAP to GAAP Reconciliation Tangible Shareholders’ Equity and Tangible Book Value Per Share Efficiency Ratio Note: “Tangible shareholders’ equity” is defined as total shareholders’ equity less goodwill and other intangible assets. The most directly comparable GAAP financial measure is total shareholders’ equity. We had no goodwill or other intangible assets as of any of the dates indicated. We have not considered loan servicing rights or loan trailing fee asset as an intangible asset for purposes of this calculation. As a result, tangible shareholders’ equity is the same as total shareholders’ equity as of each of the dates indicated. “Efficiency ratio” is defined as total noninterest expense divided by the sum of net interest income and noninterest income. We believe this measure is important as an indicator of productivity because it shows the amount of revenue generated for each dollar spent.

Technology Platform – Buildout

- 2017: Began using API to connect with Strategic Program service providers
- 2018: Used data to analyze retention of selected Strategic Program loans and Partner Performance
- 2020: Created new enterprise data warehouse to more efficiently aggregate and normalize origination and servicing data
- 2021: Upgraded MPL API Capabilities and Started planning new MPL API platform
- 2022: Started planning Building new MPL API to include more BaaS platform features
- 2023: Launch new MPL API platform and Launch new API driven Payments Hub and start onboarding new BaaS Partners
- 2024-5: Migrate & add new MPL API/ BaaS platform Fintech's and expand features and functionality


2016
Strategic Program Service Providers: 1
2017
API v1
Strategic Program Service Providers: 4
2018-2019
Manual credit insights
API v1
Strategic Program Service Providers: 7-9
2019-2020
Enterprise Data Warehouse
Manual credit insights
API v1
Strategic Program Service Providers: 9
2021-2022
MPL API v2 (BaaS Platform)
Enterprise Data Warehouse
Manual credit insights
API v1
Strategic Program Service Providers: 8
2022-2023
ML / AI Analytics & BI Capability
API v2 (BaaS Platform)
Enterprise Data Warehouse
Manual credit insights
API v1
Strategic Program Service Providers: 11+
2023+
Payments via API (Payments Hub)
ML + AI Analytics & BI Capability
API v2 (BaaS Platform)
Enterprise Data Warehouse
Manual credit insights
API v1
Strategic Program Service Providers: 11+

The acquisition of millions of loan origination and servicing data points creates valuable data insights that drive more informed data driven decision-making across asset classes, enables more efficient product launches and post-launch program oversight

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25 Uniquely Positioned Competitive Landscape Branch-Lite ☑ ☒ ☑ Low-Cost Funding ☑ ☑ ☒ Tech-Driven Banking Solutions ☑ ☒ ☒ Capital Efficient Business Model ☑ ☒ ☒ Nationwide Lending Platform ☑ ☒ ☑ Diversified Loan Portfolio / Revenue Streams ☑ ☒ ☑ Flexible and Cutting-Edge API ☑ ☒ ☒ Traditional Banks Nonbank Financial Services